NET INCOME PER COMMON SHARE	12 Months Ended
Dec. 28, 2019
NET INCOME PER COMMON SHARE

NOTE 10.  NET INCOME PER COMMON SHARE

Net income per common share was computed as follows:

(In millions, except per share amounts)	2019	2018	2017
(A) Net income	$303.6	$467.4	$281.8
(B) Weighted average number of common shares outstanding	84.0	87.3	88.3
Dilutive shares (additional common shares issuable under stock-based awards)	1.0	1.3	1.8
(C) Weighted average number of common shares outstanding, assuming dilution	85.0	88.6	90.1
Net income per common share: (A) ÷ (B)	$3.61	$5.35	$3.19
Net income per common share, assuming dilution (A) ÷ (C)	$3.57	$5.28	$3.13

Certain stock-based compensation awards were not included in the computation of net income per common share, assuming dilution, because they would not have had a dilutive effect. Stock-based compensation awards excluded from the computation were not significant in 2019, 2018 or 2017.